UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) July 23, 2010

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York	14831
(Address of principal executive offices)	(Zip Code)

(607) 974-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective on July 23, 2010, Corning Incorporated filed a Certificate of Change to its Restated Certificate of Incorporation with the New York State Secretary of State. That Certificate of Change designated Corporation Service Company, 80 State Street, Albany, NY 12207-2543 as registered agent upon whom process against Corning Incorporated may be served. The Corning Board of Directors approved that change at its July 21, 2010 meeting.

The July 23, 2010 Certificate of Change amends part of Section 8 of Corning’s Restated Certificate of Incorporation, which previously had provided “that the address within the State to which the Secretary of State shall mail a copy of process in any action or proceeding against the Corporation which may be served upon him is One Riverfront Plaza, Corning, New York 14831, Attention of the Secretary.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNING INCORPORATED
Registrant

Date: July 26, 2010	By	/s/ DENISE A. HAUSELT
Denise A. Hauselt
Vice President, Secretary & Assistant General Counsel